                                                                   Exhibit 99(a)
                                                                   -------------


                         AGREEMENT OF PURCHASE AND SALE

     This Agreement is made this 18th day of August, 1998, by and between COASTAL BANK d/b/a COASTAL SAVINGS BANK, a Maine banking corporation ("Seller"), and SYSCO FOOD SERVICES OF NORTHERN NEW ENGLAND, INC., a Maine corporation ("Buyer").

1.   Premises.  Seller agrees to sell and Buyer agrees to buy a certain lot or
     --------
     parcel of land, with any improvements thereon and all easements and appurtenances benefitting or belonging thereto, located at 36 Thomas Drive, Colonial Westbrook Executive Park, in the City of Westbrook, Cumberland County, Maine, being all property owned by Seller at said location, containing approximately two (2.0(plus or minus)) acres with an approximately 12,500(plus or minus) s.f. building, identified on the tax maps of the City of Westbrook as Map 3, Lot 1-11, and being more particularly described on the attached Exhibit A (the "Premises"). The
                                            ---------
     Premises shall not include personal property or certain trade fixtures and equipment related to the banking and financial industry, including (without limitation) the night deposit box, vaults, security systems, the teller stations, and the rotating file equipment; provided, however, that Seller shall repair all damage caused by the removal of such personal property, trade fixtures, or equipment prior to closing.

2.   Purchase Price.  Buyer agrees to pay to Seller for the Premises the sum of
     --------------
     One Million Six Hundred Thousand Dollars ($1,600,000.00) (the "Purchase Price"), payable as follows:

     a. One Hundred Thousand Dollars ($100,000.00) upon the execution of this Agreement (the "Deposit"), to be held in escrow by The Boulos Company (the "Escrow Agent") in a non-interest-bearing account; and

     b. One Million Five Hundred Thousand Dollars ($1,500,000.00) at closing in cash, certified check, or wire transferred funds.

3.   Closing.  The closing shall take place at 10:00 a.m. on September 15, 1998,
     -------
     at the offices of Verrill & Dana, LLP, One Portland Square, Portland, Maine, or at such other time and place as may be mutually agreed upon by Seller and Buyer.

4.   Deed, Title.  Seller agrees to convey to Buyer good and marketable title to
     -----------
     the Premises, by quitclaim deed with covenant delivered at closing, free and clear of liens and encumbrances except (a) real estate taxes assessed but not due and payable, (b) easements of record for utilities servicing only the Premises, and (c) easements, restrictions, or other matters of record that do not, in Buyer's sole discretion, adversely affect Buyer's intended use of the Premises. Should title to the Premises prove to be defective at closing for any reason other than one specified as aforesaid, then, at Seller's option, Seller shall have a reasonable period of time (not to exceed thirty (30) days) to correct and cure such defects and the closing shall be extended for such reasonable period. If such defects are not cured within such a reasonable period or Seller elects not to cure same, then Buyer shall either: (y) elect to close and accept title "as is", without reduction in the Purchase Price; or (z) terminate this Agreement, whereupon the Deposit shall be returned to Buyer and neither party shall have any further obligations hereunder. Seller hereby agrees that the description in the deed to be delivered at closing shall, at the option of Buyer, utilize a description determined by a survey of the Premises that is reasonably acceptable to Seller; provided, however, that if Buyer so elects to utilize such a description, then Seller's quitclaim covenants shall not apply to such description.

5.   Collateral Documents.  The parties further agree to execute and deliver to
     --------------------
     each other at the closing such title insurance affidavits (concerning tenants/occupants in possession and mechanics' liens only, with an exception for occupancies by encroachment that an accurate survey would disclose), evidences of authority, and further documents as are reasonably necessary to effect the conveyance of the Premises in accordance with this Agreement.

6.   Prorations.  All real estate taxes, service and supply contracts and
     ----------
     utilities shall be prorated at closing.

7.   Inspections.  Prior to the closing and upon reasonable written notice to
     -----------
     Seller, Buyer shall have the right to enter, inspect, survey, and perform engineering tests and other site analyses on the Premises, and assess the Premises for the purpose of Buyer's intended acquisition and use of the Premises, provided that Buyer shall repair damage to the Premises and indemnify Seller for any harm, damage, or loss suffered by Seller that is caused by such entry or activities.

8.   Risk of Loss.  Until the delivery of the deed from Seller to Buyer, the
     ------------
     risk of loss or damage to the Premises by fire or condemnation shall be on Seller. If, prior to the closing, any portion of the Premises shall be taken by eminent domain, then, pursuant to Buyer's election, either (a) Seller shall pay over and assign to Buyer at closing all amounts recovered or recoverable on account of such taking, or (b) this Agreement shall terminate, whereupon the Deposit shall be returned to Buyer, and neither party shall have any further obligations hereunder.

9.   Conditions Precedent to Buyer's Obligation to Close:  Notwithstanding
     ---------------------------------------------------
     anything in this Agreement to the contrary, Buyer's obligation to close under this Agreement is contingent upon satisfaction of the following conditions:

     a. Buyer's review and approval, in Buyer's sole discretion, of satisfactory evidence that the Premises are not in violation of any applicable environmental laws, ordinances, regulations, or orders; and

     b. Buyer's review and approval, in Buyer's sole discretion, of the status of the title to the Premises.

     If the result of any inspection or search made in connection with the foregoing conditions is unsatisfactory to Buyer, then Buyer may declare this Agreement null and void by notifying Seller in writing within 21 days of the date of this Agreement, in which event the Deposit shall be returned to Buyer and neither party shall have any further obligations hereunder.
     If Buyer does not notify Seller that such inspection or search is unsatisfactory within the time period set forth above, then this contingency is waived by Buyer.

10.  Possession.  Full possession of the Premises, free of all tenants and other
     ----------
     occupants (other than Seller, which may remain in accordance with the leaseback terms set forth below), shall be delivered to Buyer at the closing, with any improvements on the Premises to be in the same condition as they are now, reasonable use and wear excepted.

11.  Default.  Upon Buyer's default under this Agreement, Seller shall have the
     -------
     option of either retaining the Deposit as full and complete liquidated damages or employing all available remedies, including monetary damages or specific performance. Should Seller elect to retain the Deposit, this Agreement shall terminate and neither party shall be under any further obligation hereunder. In the event of default by either party, the Escrow Agent will not return the Deposit to Buyer or turn over the Deposit to Seller without written releases from both parties.

12.  Representations and Warranties of Seller.  Seller represents and warrants
     ----------------------------------------
     to Buyer that the following are true as of the date of this Agreement and will be true as of the closing:

     a. Seller is a corporation organized under the laws of the State of Maine, and is authorized to transact the business which it presently conducts. Seller has the full and unrestricted right, power and authority to (i) sell the Premises to Buyer in accordance with the terms and conditions hereof, (ii) execute and deliver this Agreement and all other documents to be executed and delivered, either simultaneously herewith or at closing, in connection with the transaction contemplated herein, and (iii) perform all obligations that arise under this Agreement or under such documents. This Agreement and all other documents executed and delivered, or to be executed and delivered, by Seller (contemporaneously herewith or at the closing) in connection with the transaction contemplated herein have been, or at the appropriate time will be, duly executed and delivered and constitute or, upon such execution and delivery will constitute, the legal, valid and binding obligations of Seller enforceable in accordance with their respective terms and provisions, subject, however, to the effect of any bankruptcy, reorganization, moratorium, insolvency, or other laws affecting the rights of creditors generally. Seller has taken, or will have taken prior to closing, all action required to authorize its execution of this Agreement and such other documents. No consent or approval of any person, firm, corporation or governmental authority is required to be obtained by Seller in order for Seller to enter into this Agreement or any such other document or to fully perform all of Seller's obligations under this Agreement or any such other document.

     b. To the best of Seller's knowledge, there is no underground oil storage facility located on the Premises as that term is defined under the provisions of 38 M.R.S.A. (S) 562-A, as amended.

     c. There are no leases, tenancies or occupancies with respect to the Premises; provided, however, that Seller makes no representation or warranty that there are no occupancies by encroachment that an accurate survey would disclose.

     In the event that Buyer becomes aware of any material breach of any of the representations or warranties set forth herein, or becomes aware that any of such representations or warranties are untrue in any material respect, Buyer shall have the right, in addition to any other remedies available to Buyer at law or in equity, to terminate this Agreement by written notice to Seller, and upon the giving of such notice this Agreement shall be terminated, and the Deposit and interest thereon shall forthwith be returned to Buyer, whereupon Buyer shall have no further liability hereunder. Buyer acknowledges that, except as specifically set forth herein, Seller is making no representations or warranties as to the condition of the Premises, the presence or absence of any hazardous materials or substances on the Premises, and/or the suitability for any intended use of the Premises.

13.  Real Estate Broker.  Each party represents and warrants that Tony McDonald
     ------------------
     of The Boulos Company is the only real estate broker involved in this transaction, and Buyer shall be solely responsible for the commission to be paid. Each party shall indemnify and hold harmless the other for breach of the representation and warranty in this paragraph, with the indemnifying party being the party whose actions give rise to the claim asserted. The indemnifying party shall be responsible for all harm, damages, and costs (including reasonable attorneys' fees) suffered by the other party as a result of any such breach.

14.  Like-Kind Exchange.  Buyer agrees to cooperate with Seller in conducting
     ------------------
     this transaction as a tax deferred exchange in accordance with Section 1031 of the Internal Revenue Code (an "Exchange"). In the event of an Exchange, Buyer shall be entitled to receive title directly from Seller and to receive all of the documents, certificates and other instruments required of Seller by this Agreement directly from Seller. Buyer shall have no responsibility to take title to or other action with respect to the replacement property or any other actions whatsoever with respect to the Exchange after the closing. Buyer shall have no responsibility as to whether the Exchange contemplated hereby can be accomplished or will qualify for the tax treatment desired by Seller. The failure of the Exchange to be accomplished or to so qualify shall in no way affect the validity of this Agreement or the obligations of the Seller to convey the Premises to Buyer hereunder or any of Seller's other warranties, representations, or obligations under this Agreement, and the closing with respect to the Premises shall be final and conclusive between the parties notwithstanding any failure of the Exchange to occur or to qualify as a tax-free exchange.

15.  Leaseback.  At the closing, the parties agree to enter into a commercial
     ---------
     lease of the building on the Premises, in "as is" condition, with Buyer as landlord and Seller as tenant, in substantially the same form as the attached Exhibit B. Said lease shall have an eighteen (18) month term,
              ---------
     with tenant having the right to terminate upon sixty (60) days' written notice to landlord, and a rent schedule as follows:

                    Months 1-6:     $0.00/month, net, net, net
                    Months 7-12:    $8,333.33/month, net, net, net
                    Months 13-18:   $14,583.33/month, net, net, net

     The lease shall be triple net in nature, with the tenant responsible for all costs, charges, duties, rates, licenses and permit fees, real and personal property taxes, levies and assessments, insurance premiums, and expenses relating to the Premises that may arise or become due during the term of the lease; provided, however, that tenant shall have no obligation to maintain and repair the roof, exterior walls, and structure of the building, unless such maintenance or repair is made necessary by fault or neglect of the tenant or the employees, contractors, agents or invitees of tenant, in which case such maintenance or repair shall be at the expense of the tenant and tenant shall pay all costs therefor.

16.  Notices.  Any notices or other communications under this Agreement shall be
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     in writing, delivered in hand or sent by certified mail, return receipt requested, or by Federal Express or other recognized overnight courier, addressed as follows:

     To Buyer:                                         To Seller:
     --------                                          ---------

     SYSCO Food Services of                            Coastal Bank
     Northern New England, Inc.                        Attn:  Greg Caswell
     d/b/a Jordan's SYSCO Food Services                36 Thomas Drive
     55 Thomas Drive                                   Westbrook, ME  04092
     Westbrook, ME  04092

     with copies to:                                   with copies to:

     SYSCO Corporation                                 Jaimie P. Schwartz, Esq.
     Attn:  General Counsel                            Bernstein, Shur, Sawyer
     1390 Enclave Parkway                               & Nelson, P.A.
                                                       facsimile: (207) 774-1127
     Houston, TX  77077-2099
     facsimile:  (281) 584-2510

     Anthony M. Calcagni, Esq.
     Verrill & Dana, LLP
     facsimile: (207) 774-7499

17.  Merger.  This Agreement represents the entire contract between Buyer and
     ------
     Seller and shall not be amended except by a writing executed by both parties.

18.  Miscellaneous.  This Agreement shall be governed by Maine law, and shall be
     -------------
     binding upon and inure to the benefit of the parties and their respective successors and assigns.

     IN WITNESS WHEREOF, BUYER and SELLER have executed this Agreement as of the date first above written.

WITNESS:                           SYSCO FOOD SERVICES OF NORTHERN NEW
                                    ENGLAND, INC.


/s/ C. Anthony McDonald            By: /s/ Richard A. Giles
-----------------------               ----------------------------------
                                  Its: President and Chief Executive Officer


                                         COASTAL BANK


/s/ C. Anthony McDonald            By: /s/ Gregory T. Caswell
-----------------------               ----------------------------------
                                  Its: President and Chief Executive Officer


     SYSCO CORPORATION, a publicly traded corporation (SYY:NYSE), hereby joins in this Agreement for the purpose of guarantying the performance by Buyer of its obligations under this Agreement.

WITNESS:                                 SYSCO CORPORATION


/s/ Thomas P. Kurz                       By: /s/ Diane Day Sanders
------------------                          -------------------------------
                                         Its: Vice President and Treasurer


The Boulos Company agrees to hold the Deposit in escrow pursuant to the terms of this Agreement.


THE BOULOS COMPANY


By: /s/ C. Anthony McDonald                    Date: August 18, 1998
    -----------------------
Its: Vice President

                                                                       Exhibit A


A certain lot or parcel of land together with the buildings and improvements now or hereafter thereon, situated on the northerly side of Thomas Drive, so called, in the City of Westbrook, County of Cumberland, State of Maine and being more particularly bounded and described as follows:

Beginning at a set iron pipe at the southeasterly corner of lot 10 as shown on a Definitive Subdivision Plan for Colonel Westbrook Industrial Park recorded in the Cumberland County Registry of Deeds in Plan Book 138, Page 56.

Thence N 21(degrees) 29' 32" E 389.39' by and along the easterly sideline of said Lot 10 to a set iron pipe on the southerly side of the County Road, so called.

Thence S 76(degrees) 31' E 202.00' by and along the southerly sideline of said County Road to a set iron pipe at the northwesterly corner of Lot 11 as shown on a Definitive Plan of Re-Subdivision Lot 11, Colonel Westbrook Industrial Park dated February 28, 1986, to be recorded in the Cumberland County Registry of Deeds.

Thence S 19(degrees) 39' 25" W 449.29' by and along the westerly sideline of said Lot 11 to a set iron pin on the northerly sideline of said Thomas Drive.

Thence by a non tangent curve to the right having a radius of 966.57' and an arc length of 91.66' by and along the northerly sideline of said Thomas Drive to a point of tangency to be marked by a granite bound.

Thence N 58(degrees) 59' 51" W 125.16' by and along the northerly sideline of said Thomas Drive to the point of beginning.

Meaning and intending to describe a parcel of land containing two acres, more or less, and being designated as Lot 11 on the Definitive Plan of Re-Subdivision, Lot 11, Colonel Westbrook Industrial Park, Westbrook, Maine, dated February 28, 1986, developed by Allied Properties, Inc., 208 Fore Street, Portland, Maine and being prepared by Sebago Technics, Inc., 9 Circus Time Road, South Portland, Maine. Said plan recorded in the Cumberland County Registry of Deeds in Plan Book 153, Page 46.

Subject to however, a 30' utility easement running along the westerly sideline of the above described parcel. The easterly 15' of said 30' utility line lying within Lot 11 as indicated on said Definitive Plan of Re-Subdivision of Lot 11.

                                                                       Exhibit B
                    MAINE COMMERCIAL ASSOCIATION OF REALTORS
                          COMMERCIAL LEASE (NET LEASE)


1.  PARTIES           _________________________________________________, with
   (fill in)          a mailing address of __________________________________
                      ("LANDLORD"), with a mailing address of
                      ______________________________________, ("TENANT"), and
                      the TENANT hereby leases from LANDLORD the following described premises:

2.  PREMISES          The premises are deemed to contain ___________ square
   (fill in and       feet.  The Premises are located at ___________________
   include, if        ______________________________________________________
   applicable,        ____________________________ together with the right to
   suite number,      common, with others entitled thereto, the hallways,
   floor number,      stairways and elevators necessary for access to said
   and square feet)   leased premises, and lavatories nearest thereto. The
                      leased premises are accepted in "as is" condition except if specifically set forth to the contrary in this lease.


3.  TERM              The term of this lease shall be for ___________, unless
   (fill in)          sooner terminated as herein provided, commencing on
                      _______________, 19 ___ and ending on
                      _________________, 19 ___.

4.  RENT              The TENANT shall pay to the LANDLORD the following
   (fill in)          base rent:

                      Lease Year(s)      Annual Base Rent      Monthly Rent

                      ____________       $________________     $_____________
                      ____________       $________________     $_____________
                      ____________       $________________     $_____________
                      ____________       $________________     $_____________
                      ____________       $________________     $_____________

                      payable in advance in equal monthly installments on the first day of each month during the term, said rent to be prorated for portions of a calendar month at the beginning or end of said term, all payments to be made to LANDLORD or to such agent and at such place as LANDLORD shall from time to time in writing designate, the following being now so designated: ________________________________. If TENANT does not pay base rent, supplemental and additional rents, or other fees and charges when due pursuant to the terms of this Lease, then LANDLORD, in its sole discretion, may charge, in addition to any other remedies it may have, a late charge for each month or part thereof that TENANT fails to pay the amount due after the due date. The late charge shall be equal to four percent (4%) of the amount due LANDLORD each month in addition to the rent then due.


5.  RENEWAL OPTION    So long as TENANT has not been in default of this lease
   (fill in or        during the term hereof, TENANT shall have the option
    delete)           to renew this lease for ________________. In order to
                      exercise TENANT's option, TENANT shall notify LANDLORD in writing by Certified or Registered Mail of its intention to exercise its option on or before six (6) months prior to the end of the then current term, said renewal to be upon the same terms and conditions set forth in this Lease except for base rent which shall be as follows:

                      Lease Year(s)      Annual Base Rent      Monthly Rent

                      ____________       $________________     $_____________
                      ____________       $________________     $_____________
                      ____________       $________________     $_____________
                      ____________       $________________     $_____________
                      ____________       $________________     $_____________

                      In the event that TENANT fails to perform its obligations under this Section, time being of the essence, the option shall be deemed not to have been exercised.


6.  SECURITY          Upon the execution of this lease, the TENANT shall
    DEPOSIT           pay to the LANDLORD the amount of
   (fill in)          ____________________________ DOLLARS ($_______________),
                      which shall be held as a security for the TENANT's performance as herein provided and refunded to the TENANT without interest at the end of this lease subject to the TENANT's satisfactory compliance with the conditions hereof.


7.  RENT              TENANT will pay to LANDLORD as additional rent hereunder,
    ADJUSTMENT        in accordance with subparagraph B of this Article, _______
    A. TAXES          percent of all real estate taxes on the land and
   (fill in)          buildings of which the leased premises are a part in each
                      year of the term of this lease or any extension or renewal thereof and proportionately for any part of a fiscal year in which this lease commences or ends. If the LANDLORD obtains an abatement of any such excess real estate tax, a proportionate share of such abatement, less the reasonable fees and costs incurred in obtaining the same, if any, shall be refunded to the TENANT.


    B. OPERATING      The TENANT shall pay to the LANDLORD as additional rent
       COSTS          hereunder in accordance with subparagraph B of
      (fill in)       this Article, _______ percent of all operating expenses.
                      Operating expenses are defined for the purposes of this agreement as operating expenses per annum of the building and its appurtenances and all exterior areas, yards, plazas, sidewalks, landscaping and the like then (i.e. as of said last day of the calendar year concerned) located outside of the building but related thereto and the parcels of land on which they are located (said building, appurtenances, exterior areas, and land hereinafter referred to in total as the "building"). Operating expenses include, but are not limited to: (i) all costs of furnishing electricity, heat, air-conditioning, and other utility services and facilities to the building, (ii) all costs of any insurance carried by LANDLORD related to the building, (iii) all cost for common area cleaning and janitorial services, (iv) all costs of maintaining the building including the operation and repair of heating and air-conditioning equipment and any other common building equipment, non-capital roof repairs and all other repairs, improvements and replacements required by law or necessary to keep the building in a well-maintained condition, (v) all costs of snow and ice removal, landscaping and grounds care, (vi) all other costs of the management of the building, including, without limitation, property management fees, and (vii) all other reasonable costs relating directly to the ownership, operation, maintenance and management of the building by LANDLORD. The TENANT's share of operating expenses shall be prorated should this lease be in effect with respect to only a portion of any calendar year.

                      During each year of the term of this lease TENANT shall make monthly estimated payments to LANDLORD, as additional rent, for TENANT's share of real estate taxes and operating expenses for the then current year. Said estimated monthly payments shall be made along with base rent payments and shall be equal to one-twelfth (1/12) of TENANT's annualized share of LANDLORD's real estate taxes and operating expenses for the current year. After the end of each calendar year, LANDLORD shall deliver to TENANT a statement showing the amount of such real estate taxes and operating expenses and also showing the TENANT's share of the same. The TENANT shall, within thirty (30) days after such delivery, pay the TENANT's share to the LANDLORD, as additional rent, less any estimated payments. If the estimated payments exceed TENANT's share, then the excess shall be applied to the next year's monthly payments for estimated increases.

8.  UTILITIES         The TENANT shall pay, as they become due, all bills for
                      electricity and other utilities (whether they are used for furnishing heat or other purposes) that are furnished to the leased premises and presently separately metered, all bills for fuel furnished to a separate tank servicing the leased premises exclusively and all charges for telephone and other communication systems used at, and supplied to, the leased premises. The LANDLORD agrees to furnish water for ordinary drinking, cleaning, lavatory and toilet facilities and reasonable heat and air conditioning, if installed as part of the structure of the building (except to the extent that the same are furnished through separately metered utilities or separate fuel tanks as set forth above), so as to maintain the leased premises and common areas of the building at comfortable levels during normal business hours on regular business days of the heating and air conditioning seasons of each year, to furnish elevator service, if installed as part of the structure of the building, and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LANDLORD's control.

                      LANDLORD shall have no obligation to provide utilities or equipment other than the utilities and equipment within the leased premises as of the commencement date of this lease. In the event TENANT requires additional utilities or equipment, the installation and maintenance thereof shall be the TENANT's sole obligation, provided that such installation shall be subject to the written consent of the LANDLORD.

9.  USE OF LEASED     The TENANT shall use the lease  premises only for the
    PREMISES          purpose of ____________________________________________
    (fill in)         _______________________________________________________
                      _________________________________.

10.  COMPLIANCE       TENANT agrees to conform to the  following provisions
     WITH LAWS        during the entire term of this lease: (i) TENANT shall
                      not injure or deface the leased premises or building: (ii)
                      No auction sale, inflammable fluids, chemicals, nuisance, objectionable noise or odor shall be permitted on the leased premises: (iii) TENANT shall not permit the use of the leased premises for any purpose other than set forth herein or any use thereof which is improper, offensive, contrary to law or ordinance, or liable to invalidate or increase the premiums for any insurance on the building or its contents or liable to render necessary any alterations or additions to the building; and (iv) TENANT shall not obstruct in any manner any portion of the building not hereby demised or the sidewalks or approaches to said building or any inside or outside windows or doors. TENANT shall observe and comply with all reasonable rules and security regulations now or hereafter made by LANDLORD for the care and use of the leased premises, the building, its facilities and approaches. TENANT agrees to keep the leased premises equipped with all safety appliances and make all accessibility alterations, improvements or installations to the building, and/or accommodations in TENANT's use thereof required by law or any public authority as a result of TENANT's use or occupancy of the premises or TENANT's alterations or additions thereto, which alterations, improvements and installations shall be subject to LANDLORD's consent as provided in this lease.

11.  MAINTENANCE      TENANT acknowledges by entry thereupon that the leased
                      premises  are in good and satisfactory order, repair and
  A.  TENANT'S        condition, and covenants during said term and further time
      OBLIGATIONS     as the TENANT holds any part of said premises to keep the
                      leased premises in as good order, repair and condition as the same are in at the commencement of said term, or may be put in thereafter, damage by fire or unavoidable casualty and reasonable use and wear only excepted.
                      Notwithstanding anything to the contrary herein, if TENANT has leased ground floor space, TENANT covenants to keep all plate glass windows in good repair and condition and to carry adequate insurance to provide for the replacement of any such plate glass which is damaged or destroyed.

   B.  LANDLORD'S     The LANDLORD agrees to maintain and repair the roof,
       OBLIGATIONS    exterior walls and structure of the building of which the
                      leased premises are a part in the same condition as they are at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance or repair is made necessary by fault or neglect of the TENANT or the employees, contractors, agents or invitees of TENANT, in which case such maintenance or repair shall be at the expense of the TENANT and TENANT shall pay all costs therefor.

12.  ALTERATIONS-     The TENANT shall not make any alterations or additions,
     ADDITIONS        or permit the making of any holes in any part of said
                      building, or paint or place any signs, drapes, curtains, shades, awnings, aerials or flagpoles or the like, visible from outside of the leased premises, that is, from outdoors or from any corridor or other common area within the building, or permit anyone except the TENANT to use any part of the leased premises for desk space or for mailing privileges without on each occasion obtaining prior written consent of the LANDLORD. TENANT shall not suffer or permit any lien of any nature or description to be placed against the building, the premises or any portion thereof, and in the case of any such lien attaching by reason of the conduct of the TENANT to immediately pay and remove the same; this provision shall not be interpreted as meaning that the TENANT has any authority or power to permit any lien of any nature or description to attach to or be placed upon the LANDLORD's title or interest in the building, the premises, or any portion thereof.

13.  ASSIGNMENT-      The TENANT shall not by operation of law or otherwise,
     SUBLEASING       assign, mortgage or encumber this lease, or sublet or
     (revise if       permit the demised premises or any part thereof to
     applicable)      be used by others, without LANDLORD's prior express
                      written consent in each instance [which consent shall not be unreasonably withheld] (cross out if not applicable).
                      In any case where LANDLORD shall consent to such assignment or subletting, TENANT named herein shall remain fully liable for the obligations of TENANT hereunder, including, without limitation, the obligation to pay the rent and other amounts provided under this lease. For purposes of this lease, the sale of stock of a corporate
                      TENANT or the change of a general partner of a partnership
                      TENANT shall constitute an assignment of this lease.


14.  SUBORDINATION    This lease shall be subject and subordinate to any and
     AND QUIET        all mortgages, deeds of trust and other instruments
     ENJOYMENT        in the nature of a mortgage, now or at any time
                      hereafter a lien or liens on the property of which the leased premises are a part and the TENANT shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage. Provided the TENANT performs all of its obligations under this lease, the TENANT shall be entitled to the quiet enjoyment of the leased premises.

15.  LANDLORD'S       The LANDLORD or agents of the LANDLORD may, at all
     ACCESS           reasonable times during the term of this lease, enter
                      the leased premises (i) to examine the leased premises and, if LANDLORD shall so elect, to make any repairs or additions LANDLORD may deem necessary and, at TENANT's expense, to remove any alterations, additions, signs, drapes, curtains, shades, awnings, aerials or flagpoles, or the like, not consented to in writing, (ii) to show the leased premises to prospective purchasers and mortgagees, and (iii) to show the leased premises to prospective tenants during the six (6) months preceding the expiration of this lease. LANDLORD also reserves the right at any time within six (6) months before the expiration of this lease to affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and to keep the same so affixed without hindrance or molestation.

16.  INDEMNIFI-       TENANT will defend and, except to the extent caused by
     CATION AND       the gross negligence or willful conduct of LANDLORD, will
     LIABILITY        indemnify LANDLORD and its employees, agents and
                      management company, and save them harmless from any and all injury, loss, claim, damage, liability and expense
                      (including reasonable attorneys' fees) in connection with the occupancy or use by TENANT of the leased premises or any part of LANDLORD's property or the building, or occasioned wholly or in part by any act or omission of TENANT, its contractors, subcontractors, subtenants, licensees or concessionaires, or its or their respective agents, servants or employees and any person or property while on or about the leased premises. TENANT shall also pay LANDLORD's expenses, including reasonable attorneys' fees, incurred by LANDLORD in enforcing any obligation, covenant or agreement of this lease. The provisions of this paragraph shall survive the termination or earlier expiration of the term of this lease. Without limitation of any other provision herein, neither the LANDLORD, its employees, agents nor management company shall be liable for, and TENANT hereby releases them from all claims for, any injuries to any person or damages to property or business sustained by TENANT or any person claiming through TENANT due to the building or any part thereof
                      (including the premises), or any appurtenances thereof, being in need of repair or due to the happening of any accident in or about the building or the leased premises or due to any act or neglect of any tenant of the building or of any employee or visitor of TENANT. Without limitation, this provision shall apply to injuries and damage caused by nature, rain, snow, ice, wind, frost, water, steam, gas or odors in any form or by the bursting or leaking of windows, doors, walls, ceilings, floors, pipes, gutters, or other fixtures; and to damage caused to fixtures, furniture, equipment and the like situated at the leased premises, whether owned by the TENANT or others.


17.  TENANT'S         TENANT shall (i) insure TENANT and LANDLORD, as their
     LIABILITY        interests appear, with general public liability
     INSURANCE        coverage on the leased premises, in such amounts and
     (fill in)        with such companies and against such risks as the
                      LANDLORD shall reasonably require and approve, but in amounts not less than _________________________ Dollars
                      ($______________________) combined single limit with
                      deductibles of not less than $5,000 per occurrence, and
                      (ii) insure LANDLORD and TENANT, as their interests appear, against loss of the contents and improvements of the leased premises under standard Maine form policies, against fire and standard extended coverage risks, in such amounts and with such companies as the LANDLORD shall reasonably require and approve, with waiver of subrogation if such waiver can be obtained without charge. The TENANT shall deposit with the LANDLORD certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at least thirty (30) days prior written notice to each assured named therein.


18.  FIRE             Should a substantial portion of the leased premises,
     CASUALTY-        or of the property of which they are a part, be damaged
     EMINENT          by fire or other casualty, or be taken by eminent
     DOMAIN           domain, the LANDLORD may elect to terminate this lease.
                      When such fire, casualty, or taking renders the leased premises unfit for use and occupation and the LANDLORD does not so elect to terminate this lease, a just and proportionate abatement of rent shall be made until the leased premises, or in the case of a partial taking what may remain thereof, shall have been put in proper condition for use and occupation. LANDLORD reserves and excepts all rights to damages to the leased premises and building and the leasehold hereby created, accrued or subsequently accruing by reason of anything lawfully done in pursuance of any public, or other, authority; and by way of confirmation, TENANT grants to LANDLORD all TENANT's rights to such damages and covenants to execute and deliver such further instruments of assignment thereof as LANDLORD may from time to time request. LANDLORD shall give TENANT notice of its decision to terminate this lease or restore said premises within ninety (90) days after any occurrence giving rise to LANDLORD's right to so terminate or restore. Notwithstanding anything to the contrary, LANDLORD's obligation to put the leased premises or the building in proper condition for use and occupation shall be limited to the amount of the proceeds from any insurance policy or policies or of damages which accrue by reason of any taking by a public or other authority, which are available to LANDLORD for such use.

19.  DEFAULT          In the event that:
     AND              (a)  The TENANT shall default in the payment of any
     BANKRUPTCY            installment of rent  or other sum herein specified
                           when due which default is not corrected within seven (7) days after written notice thereof; or
                      (b)  The TENANT shall default in the observance or
                           performance of any other of the TENANT's covenants, agreements, or obligations hereunder and such default shall not be corrected within ten (10) days after written notice thereof; or
                      (c)  The leasehold hereby created shall be taken on
                           execution, or by other process of law; or
                      (d)  Any assignment shall be made of TENANT's property
                           for the benefit of creditors, or a receiver, guardian, conservator, trustee in bankruptcy or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or any part of TENANT's property, or a petition is filed by TENANT under any bankruptcy, insolvency or other debtor relief law, then and in any of said cases (notwithstanding any license of any former breach of covenant or waiver of the benefit hereof or consent in a former instance), LANDLORD shall be entitled to all remedies available to LANDLORD at law and equity, including without limitation, the remedy of forcible entry and detainer, and LANDLORD lawfully may, immediately or at any time thereafter, and without demand or notice, mail a notice of termination to the TENANT, or enter into and upon the leased premises or any part thereof in the name of the whole and repossess the same as of its former estate, and expel TENANT and those claiming through or under it and remove it or their effects without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant, and upon such mailing or entry as aforesaid, this lease shall terminate; and TENANT covenants and agrees, notwithstanding any entry or re-entry by LANDLORD, whether by summary proceedings, termination, or otherwise, that TENANT shall, as of the date of such termination, immediately be liable for and pay to LANDLORD the entire unpaid rental and all other balances due under this Lease for the remainder of the term. In addition, TENANT agrees to pay to LANDLORD, as damages for any above described breach, all costs of reletting the Leased Premises including real estate commissions and costs of renovating the Premises to suit any new tenant.


20.  NOTICE           Any notice from the LANDLORD to the TENANT relating to
                      the leased premises or to the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the TENANT, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the TENANT. Any notice from the TENANT to the LANDLORD relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LANDLORD by registered or certified mail, return receipt requested, postage prepaid, addressed to the LANDLORD at LANDLORD's address set forth in Article 1, or at such other address as the LANDLORD may from time to time advise in writing.

21.  SURRENDER        The TENANT shall at the expiration or other termination
                      of this lease peaceably yield up the leased premises and all additions, alterations and improvements thereto in good order, repair and condition, damage by fire, unavoidable casualty and reasonable wear and tear only excepted, first moving all goods and effects not attached to the leased premises, repairing all damage caused by such removal, and leaving the leased premises clean and tenantable. If LANDLORD in writing permits TENANT to leave any such goods and chattels at the leased premises, and the TENANT does so, TENANT shall have no further claims and rights in such goods and chattels as against the LANDLORD or those claiming by, through or under the LANDLORD.

22.  HAZARDOUS        TENANT covenants and agrees that, with respect to any
     MATERIALS        hazardous, toxic or special wastes, materials or
                      substances including asbestos, waste oil and petroleum products (the "Hazardous Materials") which TENANT, its agent or employees, may use, handle, store or generate in the conduct of its business at the leased premises TENANT will: (i) comply with all applicable laws, ordinances and regulations which relate to the treatment, storage, transportation and handling of the Hazardous Materials;
                      (ii) that TENANT will in no event permit or cause any disposal of Hazardous Materials in, on or about the leased premises and in particular will not deposit any Hazardous
                      Materials in, on or about the floor or in any drainage system or in the trash containers which are customarily used for the disposal of solid waste; (iii) that with respect to any off-site disposal, shipment, storage, recycling or transportation of any Hazardous Materials, TENANT shall properly package the Hazardous Materials and shall cause to be executed and duly filed and retain all records required by federal, state or local law; (iv) that TENANT will at all reasonable times permit LANDLORD or its agents or employees to enter the leased premises to inspect the same for compliance with the terms of this paragraph and will further provide upon five (5) days notice from LANDLORD copies of all records which TENANT may be obligated to obtain and keep in accordance with the terms of this paragraph; (v) that upon termination of this lease, TENANT will, at its expense, remove all Hazardous
                      Materials from the leased premises and comply with applicable state, local and federal laws as the same may be amended from time to time; and (vi) TENANT further agrees to deliver the leased premises to LANDLORD at the termination of this lease free of all Hazardous Materials.
                      The terms used in this paragraph shall include, without limitation, all substances, materials, etc., designated by such terms under any laws, ordinances or regulations, whether federal, state or local. TENANT further agrees to hold harmless and indemnify LANDLORD for and against any and all claims, loss, costs, damages and expenses, including attorneys' fees, which may arise in the event that TENANT fails to comply with any of the provisions contained in this Article. The terms of this Article shall expressly survive the expiration or earlier termination of this lease.

23.  LIMITATION       TENANT agrees to look solely to LANDLORD's interest in
     OF LIABILITY     the building for recovery of any judgment from LANDLORD
                      it being agreed that LANDLORD is not personally liable for any such judgment. The provision contained in the foregoing sentence shall not limit any right that TENANT might otherwise have to obtain an injunctive relief against LANDLORD or LANDLORD's successors in interest, or any other action not involving the personal liability of LANDLORD.

24.  LANDLORD         LANDLORD shall in no event be in default in the
     DEFAULT          performance of any of its obligations hereunder unless and until LANDLORD shall have failed to perform such obligation within thirty (30) days or such additional time as is reasonably required to correct any such default after notice by the TENANT to the LANDLORD properly specifying wherein the LANDLORD has failed to perform any such obligation. Further, if the holder of the mortgage on the building of which the leased premises are a part notifies TENANT that such holder has taken over the LANDLORD's rights under this lease, TENANT shall not assert any right to deduct the cost of repairs or any monetary claim against LANDLORD from rent thereafter due and accruing, but shall look solely to the LANDLORD for satisfaction of such claim.

25.  WAIVER OF        No consent or waiver, express or implied, by either
     RIGHTS           party to or of any breach of any covenant, condition or
                      duty of the other, shall be construed as a consent or waiver to or of any other breach of the same or other covenant, condition or duty.

26.  SUCCESSORS       The covenants and agreements of LANDLORD and TENANT
     AND ASSIGNS      shall run with the land and be binding upon and
                      inure to the benefit of them and their respective heirs, executors, administrators, successors and assigns, but no covenant or agreement of LANDLORD, express or implied, shall be binding upon any person except for defaults occurring during such person's period of ownership nor binding individually upon any fiduciary, any shareholder or any beneficiary under any trust.

27.  HOLDOVER         If TENANT fails to vacate the leased premises at the
                      termination of this lease, then the terms of this lease shall be applicable during said holdover period, except for base rent, which shall be increased to two (2) times the then current base rent for the period just preceding such termination; but this provision shall not be interpreted as consent or permission by the LANDLORD for TENANT to holdover at the termination of this lease and terms of this holdover provision shall not preclude
                      LANDLORD from recovering any other damages which it incurs as a result of TENANT's failure to vacate the leased premises at the termination of the lease.

28.  MISCELLANEOUS    If TENANT is more than one person or party, TENANT's
                      obligations shall be joint and several. Unless repugnant to the context, "LANDLORD" and "TENANT" mean the person or persons, natural or corporate, named above as LANDLORD and TENANT respectively, and their respective heirs, executors, administrators, successors and assigns.

                      LANDLORD and TENANT agree that this lease shall not be recordable but each party hereto agrees, on request of the other, to execute a Memorandum of Lease in recordable form and mutually satisfactory to the parties. If any provision of this lease or its application to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this lease or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each provision of this lease shall be valid and enforceable to the fullest extent permitted by law. The submission of this lease or a summary of some or all of its provisions for examination by TENANT does not constitute a reservation of or option for the premises or an offer to lease said premises, and this document shall become effective and binding only upon the execution and delivery hereof by both LANDLORD and TENANT. Employees or agents of LANDLORD have not authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. All negotiations, considerations, representations and understandings between LANDLORD and TENANT are incorporated herein and no prior agreements or understandings, written or oral, shall be effective for any purpose. No provision of this Lease may be modified or altered except by agreement in writing between LANDLORD and TENANT, and not act or omission of any employee or agent of LANDLORD shall alter, change, or modify any of the provisions hereof. This lease shall be governed exclusively by the provisions hereof and by the laws of the State of Maine. The headings herein contained are for convenience only, and shall not be considered a part of this lease.


29.  BROKERAGE        TENANT warrants and represents to LANDLORD that it has
    (fill in)         not dealt with any broker, finder or similar person
                      concerning the leasing of the leased premises, other than __________________________ ("BROKER"), and in the event of any brokerage claim against LANDLORD predicated upon dealings with TENANT other than by the BROKER, TENANT agrees to defend the same and indemnify LANDLORD against any such claim. LANDLORD agrees to pay the BROKER its commission upon execution of this lease.

30.  OTHER            It is also understood and agreed that:
     PROVISIONS
    (fill in or
     delete)

                    DISCLAIMER: THIS IS A LEGAL DOCUMENT.
                 IF NOT FULLY UNDERSTOOD, CONSULT AN ATTORNEY.

   IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this ____________ day of ________________, 19 ___.

TENANT:                                  LANDLORD:

__________________________________            __________________________________
     Legal Name of Tenant                         Legal Name of Landlord


__________________________________            __________________________________
     Signature                                    Signature


__________________________________            __________________________________
     Name/Title                                   Name/Title


__________________________________            __________________________________
     Witness to Tenant                            Witness to Landlord


   GUARANTY           For value received, and in consideration for, and as an
   (fill in           inducement to LANDLORD to enter into the foregoing
   or delete)         lease with TENANT, _______________________ ("GUARANTOR")
                      does hereby unconditionally guaranty to LANDLORD the complete and due performance of each and every agreement, covenant, term and condition of the Lease to be performed by TENANT, including without limitation the payment of all sums of money stated in the lease to be payable by TENANT.
                      The validity of this guaranty and the obligation of the GUARANTOR hereunder shall not be terminated, affected, or impaired by reason of the granting by LANDLORD of any indulgences to TENANT. This guaranty shall remain and continue in full force and effect as to any renewal, modification, or extension of the lease, whether or not GUARANTOR shall have received any notice of or consented to such renewal, modification or extension. The liability of GUARANTOR under this guaranty shall be primary, and in any right of action which shall accrue to LANDLORD under the lease, LANDLORD may proceed against GUARANTOR and TENANT, jointly or severally, and may proceed against GUARANTOR without having commenced any action against or having obtained any judgment against TENANT. All of the terms and provisions of this guaranty shall inure to the benefit of the successors and assigns of LANDLORD and shall be binding upon the successors and assigns of GUARANTOR.

   IN WITNESS WHEREOF, GUARANTOR has executed this Guaranty this _____________

day of _______________, 19 ___.

GUARANTOR:

___________________________________
     Legal Name of Guarantor

___________________________________           ________________________________
     Signature                                    Witness to Guarantor

___________________________________
     Name/Title